UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5484

Western Asset Zenix Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place,4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Zenix Income Fund Inc.

ANNUAL REPORT

MARCH 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Zenix Income Fund Inc.

Annual Report • March 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	23

	Statement of Operations	24

	Statements of Changes in Net Assets	25

	Financial Highlights	26

	Notes to Financial Statements	27

	Report of Independent Registered Public Accounting Firm	35

	Financial Data	36

	Additional Information	37

	Annual Chief Executive Officer and Chief Financial Officer Certifications	40

	Dividend Reinvestment Plan	41

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, gross domestic product (“GDP”)[i] increased 2.0% in the third quarter and 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006—with two- and 10-year Treasurys hitting 5.29% and 5.25%, respectively—yields fell sharply during the third quarter as the Fed paused from its tightening cycle. Yields then fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended March 31, 2007, two-year Treasury yields moved from 4.82% to 4.58%. Over the same period, 10-year Treasury yields fell from 4.86% to 4.65%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.59%.

Western Asset Zenix Income Fund Inc.	I

Strong demand from investors seeking incremental returns, strong corporate profits and low default rates helped high yield bonds generate solid results during the reporting period. During the 12 months ended March 31, 2007, the Citigroup High Yield Market Index[v] returned 11.50%.

Despite periods of weakness, emerging markets debt generated strong returns, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 10.86%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Prior to October 9, 2006, the Fund was known as Zenix Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late

II	Western Asset Zenix Income Fund Inc.

trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Zenix Income Fund Inc.	III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered slower economic growth and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the stock market abruptly fell in February 2007, helped both short- and long- term yields to fall during the 12 months ended March 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy.

Performance Review

For the 12 months ended March 31, 2007, the Western Asset Zenix Income Fund Inc. returned 14.86% based on its net asset value (“NAV”)ii and 14.33% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Indexiii, returned 11.50% and its Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageiv increased 12.55% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to common shareholders totaling $0.26 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of March 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2007 (unaudited)

Price Per Share	12-Month Total Return

$3.15 (NAV)	14.86%
$3.01 (Market Price)	14.33%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	1

Q.   What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. We maintained our disciplined investment approach that is grounded in conducting extensive research on each potential holding for the portfolio. Looking at the fiscal year as a whole, this approach proved beneficial to performance as the Fund’s industry allocation strategy and individual issue selection enhanced results. Also contributing to performance was the Fund’s use of leveragev.

What were the leading detractors from performance?

A. During the reporting period, lower rated high yield securities produced the best returns. As a result, the Fund’s underweight to more speculative issues was a drag on its performance. In particular, the Fund’s under exposure to the strongly performing auto industry detracted from results.

Q.   Were there any significant changes to the Fund during the reporting period?

A.    There were no significant changes to the Fund’s portfolio.

Looking for Additional Information?

The Fund is traded under the symbol “ZIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol XZIFX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Zenix Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 30, 2007

2	Western Asset Zenix Income Fund Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i       The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii       NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii      The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

iv      Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

v       Leverage is the percentage of debt in relation to equity in an organization’s capital structure.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	3

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gain distributions, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 41. To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1 (877) 366-6441.

4	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Zenix Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (March 31, 2007)

WESTERN ASSET ZENIX INCOME FUND INC.

Face
Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 94.5%
Aerospace & Defense — 1.8%
$175,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$175,875
		DRS Technologies Inc., Senior Subordinated Notes:
155,000	B+	6.625% due 2/1/16	157,325
300,000	B	7.625% due 2/1/18	313,500
		Hawker Beechcraft Acquisition Co.:
		Senior Notes:
120,000	B-	8.500% due 4/1/15 (a)	124,950
200,000	B-	8.875% due 4/1/15 (a)(b)	207,250
250,000	B-	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	261,875
		L-3 Communications Corp., Senior Subordinated Notes:
130,000	BB+	7.625% due 6/15/12	134,550
240,000	BB+	5.875% due 1/15/15	234,300
105,000	BB+	6.375% due 10/15/15	104,606
		Total Aerospace & Defense	1,714,231
Airlines — 1.3%
		Continental Airlines Inc.:
205,000	CCC+	Notes, 8.750% due 12/1/11	201,925
57,537	B+	Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	59,371
145,000	B+	Series C, 7.339% due 4/19/14	144,814
		United Airlines Inc., Pass-Through Certificates:
167,472	B	Series 2000-1, Class B, 8.030% due 7/1/11 (c)	188,511
185,000	CCC-	Series 2001-1, Class C, 6.831% due 9/1/08 (c)	205,466
397,660	B	Series 2000-2, Class B, 7.811% due 10/1/09 (c)	454,575
		Total Airlines	1,254,662
Auto Components — 1.2%
345,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes,
		9.750% due 11/1/13	337,237
50,000	BB-	TRW Automotive Inc., 7.250% due 3/15/17 (a)	49,250
680,000	CCC+	Visteon Corp., Senior Notes, 8.250% due 8/1/10	697,000
		Total Auto Components	1,083,487
Automobiles — 1.3%
105,000	CCC+	Ford Motor Co., Debentures, 8.875% due 1/15/22	95,025
		General Motors Corp.:
230,000	B-	Notes, 7.200% due 1/15/11	219,075
		Senior Debentures:
250,000	B-	8.250% due 7/15/23	226,250
770,000	B-	8.375% due 7/15/33	694,925
		Total Automobiles	1,235,275

See Notes to Financial Statements.

6	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Building Products — 1.5%
		Associated Materials Inc.:
$295,000	CCC	Senior Discount Notes, step bond to yield 11.479% due 3/1/14	$208,712
350,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	365,750
240,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	234,600
860,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield
		12.696% due 3/1/14	627,800
		Total Building Products	1,436,862
Capital Markets — 0.3%
		E*TRADE Financial Corp., Senior Notes:
155,000	BB-	7.375% due 9/15/13	162,750
145,000	BB-	7.875% due 12/1/15	157,144
		Total Capital Markets	319,894
Chemicals — 2.7%
65,000	BB+	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	63,213
400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	424,000
470,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (a)	453,550
140,000	B	Huntsman International LLC, Senior Subordinated Notes,
		7.875% due 11/13/14 (a)	145,425
		Lyondell Chemical Co.:
		Senior Notes:
125,000	B+	8.000% due 9/15/14	131,562
105,000	B+	8.250% due 9/15/16	112,875
		Senior Secured Notes:
385,000	BB	11.125% due 7/15/12	413,875
30,000	BB	10.500% due 6/1/13	33,000
125,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	139,375
35,000	B-	Momentive Performance Materials Inc., Senior Notes, 9.750% due 12/1/14 (a)	36,400
505,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	507,525
75,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	73,500
		Total Chemicals	2,534,300
Commercial Banks — 0.4%
100,000	B+	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	97,875
240,000	BB	TuranAlem Finance BV, 8.250% due 1/22/37 (a)	241,800
		Total Commercial Banks	339,675
Commercial Services & Supplies — 2.2%
400,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes,
		11.375% due 7/15/11	410,000
205,000	BB-	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	206,537
		Aramark Corp., Senior Notes:
240,000	B-	8.500% due 2/1/15 (a)	250,800
60,000	B-	8.860% due 2/1/15 (a)(d)	61,950
75,000	B	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	78,750

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Commercial Services & Supplies — 2.2% (continued)
$425,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	$454,750
300,000	B	Interface Inc., Senior Notes, 10.375% due 2/1/10	332,250
270,000	B-	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	288,900
		Total Commercial Services & Supplies	2,083,937
Consumer Finance — 4.7%
		Ford Motor Credit Co.:
		Notes:
250,000	B	7.875% due 6/15/10	251,104
235,000	B	9.810% due 4/15/12 (d)	249,443
210,000	B	7.000% due 10/1/13	195,461
		Senior Notes:
216,000	B	10.605% due 6/15/11 (a(d)	232,491
365,000	B	9.875% due 8/10/11	386,877
325,000	B	8.110% due 1/13/12 (d)	318,068
210,000	B	8.000% due 12/15/16	202,404
		General Motors Acceptance Corp.:
1,640,000	BB+	Bonds, 8.000% due 11/1/31	1,763,215
820,000	BB+	Notes, 6.875% due 8/28/12	817,604
		Total Consumer Finance	4,416,667
Containers & Packaging — 3.0%
445,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	456,125
480,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	513,000
138,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	147,315
527,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	540,175
165,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	175,725
125,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (c)	1,094
275,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (a)	284,191
660,000	CCC+	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17 (a)	648,450
		Total Containers & Packaging	2,766,075
Diversified Consumer Services — 0.9%
		Education Management LLC/Education Management Corp.:
55,000	CCC+	Senior Notes, 8.750% due 6/1/14	58,163
435,000	CCC+	Senior Subordinated Notes, 10.250% due 6/1/16	474,150
		Service Corp. International:
220,000	BB-	Debentures, 7.875% due 2/1/13	228,800
115,000	BB-	Senior Notes, 7.500% due 4/1/27 (a)	115,575
		Total Diversified Consumer Services	876,688

See Notes to Financial Statements.

8	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Diversified Financial Services — 3.1%
$140,000	B-	Ameripath Intermediate Holdings Inc., Senior Unsecured Notes, 10.650% due 2/15/14 (a)(d)	$140,700
275,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	288,062
215,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	217,150
270,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	279,113
301,000	NR	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (a)	284,764
250,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	243,750
210,000	B-	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	212,758
90,000	B-	PNA Intermediate Holding Corp., Senior Notes, 12.360% due 2/15/13 (a)(d)	92,700
175,000	B-	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	179,375
96,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	101,280
175,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	192,281
630,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	641,025
		Total Diversified Financial Services	2,872,958
Diversified Telecommunication Services — 8.6%
430,000	B-	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	428,925
45,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	41,400
		Citizens Communications Co.:
15,000	BB+	7.125% due 3/15/19 (a)	14,925
380,000	BB+	Senior Notes, 7.875% due 1/15/27 (a)	390,450
760,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	836,000
		Intelsat Bermuda Ltd., Senior Notes:
140,000	B	8.872% due 1/15/15 (a)(d)	143,500
315,000	B+	9.250% due 6/15/16 (a)	350,437
660,000	B	11.250% due 6/15/16 (a)	752,400
		Level 3 Financing Inc., Senior Notes:
100,000	CCC+	9.250% due 11/1/14 (a)	103,250
340,000	CCC+	9.150% due 2/15/15 (a)(d)	344,250
120,000	CCC+	8.750% due 2/15/17 (a)	121,500
210,000	B	Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (a)	225,750
		NTL Cable PLC, Senior Notes:
50,000	B-	8.750% due 4/15/14	52,250
385,000	B-	9.125% due 8/15/16	408,100
		PanAmSat Corp.:
25,000	B	9.000% due 6/15/16 (a)	27,656
146,000	B	Senior Notes, 9.000% due 8/15/14	158,775
		Qwest Communications International Inc., Senior Notes:
40,000	B+	7.500% due 2/15/14	41,400
80,000	B+	Series B, 7.500% due 2/15/14	82,800
		Qwest Corp.:
875,000	BB+	Notes, 8.875% due 3/15/12	971,250
240,000	BB+	Senior Notes, 7.500% due 10/1/14	254,400

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	9

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Diversified Telecommunication Services — 8.6% (continued)
$220,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	$225,328
725,000	CCC+	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	681,500
35,000	CCC+	Umbrella Acquisition Inc., Senior Notes, 9.750% due 3/15/15 (a)(b)	35,044
670,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	770,500
515,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16	565,856
		Total Diversified Telecommunication Services	8,027,646
Electric Utilities — 0.6%
125,220	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	137,038
395,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	458,200
		Total Electric Utilities	595,238
Electrical Equipment — 0.1%
95,000	BB-	Belden CDT Inc., Senior Subordinated Notes, 7.000% due 3/15/17 (a)	97,377
Electronic Equipment & Instruments — 0.3%
		NXP BV/NXP Funding LLC:
90,000	B+	Senior Notes, 9.500% due 10/15/15 (a)	93,375
215,000	BB+	Senior Secured Bond, 7.875% due 10/15/14 (a)	223,063
		Total Electronic Equipment & Instruments	316,438
Energy Equipment & Services — 2.3%
210,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	285,551
335,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	345,050
88,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	90,200
170,000	CCC+	Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (a)(d)	175,950
135,000	B	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	137,700
300,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	326,250
110,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	113,300
510,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	630,894
		Total Energy Equipment & Services	2,104,895
Food & Staples Retailing — 0.4%
295,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	355,924
Food Products — 0.5%
		Dole Food Co. Inc., Senior Notes:
350,000	B-	7.250% due 6/15/10	336,000
100,000	B-	8.875% due 3/15/11	99,250
		Total Food Products	435,250
Gas Utilities — 0.5%
505,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	499,950

See Notes to Financial Statements.

10	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Health Care Equipment & Supplies — 0.1%
$120,000	B	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17 (a)	$121,500
Health Care Providers & Services — 4.6%
400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	430,000
		DaVita Inc.:
		Senior Notes:
225,000	B	6.625% due 3/15/13	226,125
20,000	B	6.625% due 3/15/13 (a)	20,100
350,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	355,687
		HCA Inc.:
775,000	B-	Debentures, 7.500% due 11/15/95	622,022
		Notes:
200,000	B-	6.375% due 1/15/15	171,250
175,000	B-	7.690% due 6/15/25	151,732
		Senior Secured Notes:
295,000	BB-	9.250% due 11/15/16 (a)	318,969
265,000	BB-	9.625% due 11/15/16 (a)(b)	286,863
450,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	468,000
		Tenet Healthcare Corp., Senior Notes:
750,000	CCC+	7.375% due 2/1/13	700,312
230,000	CCC+	9.875% due 7/1/14	233,450
225,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	235,969
105,000	B-	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)(d)	106,575
		Total Health Care Providers & Services	4,327,054
Hotels, Restaurants & Leisure — 5.9%
260,000	CCC	Buffets Inc., 12.500% due 11/1/14	271,700
		Caesars Entertainment Inc., Senior Subordinated Notes:
200,000	B+	8.875% due 9/15/08	209,000
455,000	B+	8.125% due 5/15/11	484,006
160,000	B-	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	171,400
155,000	CCC+	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	171,275
50,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	48,500
430,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	469,775
450,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	443,250
375,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	360,000
		MGM MIRAGE Inc., Senior Notes:
255,000	BB	6.750% due 9/1/12	254,681
475,000	BB	7.625% due 1/15/17	483,312
250,000	B	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	250,625
450,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	465,750
400,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	443,000

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	11

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Hotels, Restaurants & Leisure — 5.9% (continued)
$35,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	$37,450
240,000	CCC	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)	250,800
		Snoqualmie Entertainment Authority:
75,000	B	Notes, 9.125% due 2/1/15 (a)	77,719
100,000	B	Senior Notes, 9.150% due 2/1/14 (a)(d)	102,250
		Station Casinos Inc.:
		Senior Notes:
10,000	B+	6.000% due 4/1/12	9,738
425,000	B+	7.750% due 8/15/16	438,281
		Senior Subordinated Notes:
20,000	B	6.875% due 3/1/16	18,425
25,000	B	6.625% due 3/15/18	22,375
		Total Hotels, Restaurants & Leisure	5,483,312
Household Durables — 2.3%
35,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	36,269
75,000	BB	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16	70,875
355,000	B-	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	360,325
		K Hovnanian Enterprises Inc., Senior Notes:
390,000	BB	7.500% due 5/15/16	365,625
245,000	BB	8.625% due 1/15/17	237,650
245,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	253,575
415,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.990% due 9/1/12	375,575
400,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	423,000
		Total Household Durables	2,122,894
Household Products — 0.5%
		Nutro Products Inc.:
50,000	CCC	Senior Notes, 9.400% due 10/15/13 (a)(d)	51,750
160,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	173,600
210,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	219,975
		Total Household Products	445,325
Independent Power Producers & Energy Traders — 3.7%
165,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	164,843
		AES Corp.:
		Senior Notes:
690,000	B	9.500% due 6/1/09	738,300
130,000	B	8.875% due 2/15/11	140,400
10,000	B	7.750% due 3/1/14	10,550
80,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (a)	85,900
370,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	360,750

See Notes to Financial Statements.

12	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Independent Power Producers & Energy Traders — 3.7% (continued)
		Edison Mission Energy, Senior Notes:
$60,000	BB-	7.500% due 6/15/13	$62,250
290,000	BB-	7.750% due 6/15/16	303,775
375,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	386,250
		NRG Energy Inc., Senior Notes:
175,000	B-	7.250% due 2/1/14	179,812
880,000	B-	7.375% due 2/1/16	906,400
40,000	B-	7.375% due 1/15/17	41,150
		TXU Corp., Senior Notes:
100,000	BB+	Series Q, 6.500% due 11/15/24	84,782
20,000	BB+	Series R, 6.550% due 11/15/34	16,848
		Total Independent Power Producers & Energy Traders	3,482,010
Insurance — 0.5%
460,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	499,100
Internet & Catalog Retail — 0.2%
220,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	222,750
IT Services — 0.7%
		SunGard Data Systems Inc.:
125,000	B-	Senior Notes, 9.125% due 8/15/13	134,687
495,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	542,644
		Total IT Services	677,331
Leisure Equipment & Products — 0.4%
380,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	363,850
Machinery — 0.7%
130,000	BB-	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/1/14 (a)	134,225
224,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	243,040
331,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 13.040% due 4/15/14	302,865
		Total Machinery	680,130
Media — 10.3%
		Affinion Group Inc.:
360,000	B-	Senior Notes, 10.125% due 10/15/13	394,200
275,000	B-	Senior Subordinated Notes, 11.500% due 10/15/15	303,875
		AMC Entertainment Inc.:
55,000	B-	Senior Notes, Series B, 8.625% due 8/15/12	58,575
625,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	714,844
895,000	CCC-	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	861,437
648,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	675,540

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	13

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Media — 10.3% (continued)
		CCH II LLC/CCH II Capital Corp., Senior Notes:
$440,000	CCC-	10.250% due 9/15/10	$466,400
254,000	CCC(e)	10.250% due 10/1/13	278,765
140,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	142,100
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
		Senior Discount Notes:
150,000	CCC-	9.920% due 4/1/11	150,187
110,000	CCC-	11.750% due 5/15/11	111,238
40,000	CCC-	Senior Notes, 10.250% due 1/15/10	40,450
330,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	339,900
		CSC Holdings Inc.:
		Senior Debentures:
35,000	B+	7.625% due 7/15/18	35,525
30,000	B+	Series B, 8.125% due 8/15/09	31,200
		Senior Notes:
175,000	B+	7.875% due 12/15/07	177,406
130,000	B+	6.750% due 4/15/12 (a)	129,675
		Series B:
225,000	B+	8.125% due 7/15/09	234,000
145,000	B+	7.625% due 4/1/11	149,350
114,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	124,973
244,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	267,485
610,000	BB-	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16	632,875
80,000	CCC-	ION Media Networks Inc., Senior Secured Notes, 11.610% due 1/15/13 (a)(d)	83,800
190,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	186,200
355,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	387,939
285,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	294,262
170,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	175,525
		R.H. Donnelley Corp.:
		Senior Discount Notes:
125,000	B	Series A-1, 6.875% due 1/15/13	122,188
200,000	B	Series A-2, 6.875% due 1/15/13	195,500
325,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	346,937
75,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	81,375
240,000	B-	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	248,700
		Rainbow National Services LLC:
450,000	B+	Senior Notes, 8.750% due 9/1/12 (a)	480,937
80,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	89,900
290,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	301,600

See Notes to Financial Statements.

14	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Media — 10.3% (continued)
		XM Satellite Radio Inc., Senior Notes:
$95,000	CCC	9.860% due 5/1/13 (d)	$94,525
205,000	CCC	9.750% due 5/1/14	207,819
		Total Media	9,617,207
Metals & Mining — 3.0%
30,000	B+	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	33,600
1,345,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	1,457,644
230,000	CCC+	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (a)(b)(d)	226,550
555,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	618,825
255,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15	270,937
205,000	B-	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)	214,225
		Total Metals & Mining	2,821,781
Multiline Retail — 0.7%
		Neiman Marcus Group Inc.:
160,000	B-	Senior Notes, 9.000% due 10/15/15 (b)	176,000
395,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	442,400
		Total Multiline Retail	618,400
Office Electronics — 0.4%
310,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17	325,940
Oil, Gas & Consumable Fuels — 9.2%
480,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	493,200
		Chesapeake Energy Corp., Senior Notes:
560,000	BB	6.625% due 1/15/16	567,000
275,000	BB	6.250% due 1/15/18	272,938
100,000	B+	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	103,500
1,425,000	B	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	1,581,750
230,000	BB	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	252,099
535,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	539,012
200,000	B	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	198,000
330,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	333,300
165,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	162,938
125,000	BB	OMI Corp., Senior Notes, 7.625% due 12/1/13	127,500
195,000	BB	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	203,775
240,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	256,800
		Pogo Producing Co., Senior Subordinated Notes:
20,000	B+	7.875% due 5/1/13	20,250
345,000	B+	6.875% due 10/1/17	338,100
90,000	B+	Series B, 8.250% due 4/15/11	91,688
505,000	B1(f)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	515,100
20,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	19,950
335,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	335,419

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	15

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Oil, Gas & Consumable Fuels — 9.2% (continued)
$300,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	$315,750
215,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	224,119
170,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	166,600
		Williams Cos. Inc.:
		Notes:
600,000	BB-	7.875% due 9/1/21	663,000
505,000	BB-	8.750% due 3/15/32	584,537
275,000	BB-	Senior Notes, 7.625% due 7/15/19	300,437
		Total Oil, Gas & Consumable Fuels	8,666,762
Paper & Forest Products — 1.7%
475,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	492,812
		NewPage Corp.:
		Senior Secured Notes:
30,000	B-	10.000% due 5/1/12	32,963
360,000	B-	11.610% due 5/1/12 (d)	395,550
240,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	261,600
390,000	CCC+	Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (a)	410,475
		Total Paper & Forest Products	1,593,400
Pharmaceuticals — 0.5%
450,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	450,000
Real Estate Investment Trusts (REITs) — 0.6%
160,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	154,400
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
50,000	BB+	7.125% due 6/1/15	52,625
105,000	BB+	6.500% due 6/1/16	108,019
195,000	BB+	6.750% due 4/1/17	202,800
		Total Real Estate Investment Trusts (REITs)	517,844
Real Estate Management & Development — 0.2%
225,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	215,438
Road & Rail — 2.1%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
395,000	B-	9.375% due 5/1/12	426,600
20,000	B-	12.500% due 6/15/12	21,540
335,000	B	Hertz Corp., Senior Notes, 8.875% due 1/1/14	362,637
835,000	B	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	956,075
80,000	B-	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (a)	81,100
110,000	B-	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	113,025
		Total Road & Rail	1,960,977

See Notes to Financial Statements.

16	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Semiconductors & Semiconductor Equipment — 0.4%
$345,000	B	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	$347,156
Software — 0.7%
355,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	351,450
330,894	B-	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (a)(b)(d)	338,339
		Total Software	689,789
Specialty Retail — 0.7%
85,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 7.625% due 3/15/17 (a)	85,637
		AutoNation Inc., Senior Notes:
125,000	BB+	7.360% due 4/15/13 (d)	126,875
55,000	BB+	7.000% due 4/15/14	55,825
230,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	233,450
65,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	72,313
125,000	B	Linens ‘n Things Inc., Senior Secured Notes, 10.985% due 1/15/14 (d)	116,875
		Total Specialty Retail	690,975
Textiles, Apparel & Luxury Goods — 1.0%
		Levi Strauss & Co., Senior Notes:
390,000	B-	9.750% due 1/15/15	429,975
40,000	B-	8.875% due 4/1/16	43,000
575,000	CCC+	Simmons Co., Senior Discount Notes, step bond to yield 9.999% due 12/15/14	475,813
		Total Textiles, Apparel & Luxury Goods	948,788
Thrifts & Mortgage Finance — 1.1%
1,000,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,055,000
Tobacco — 0.3%
		Alliance One International Inc. Senior Notes:
60,000	B	8.500% due 5/15/12 (a)	60,785
190,000	B-	11.000% due 5/15/12	209,950
		Total Tobacco	270,735
Trading Companies & Distributors — 1.2%
205,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	219,350
175,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	186,812
515,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	558,775
175,000	B-	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	181,563
		Total Trading Companies & Distributors	1,146,500
Wireless Telecommunication Services — 3.1%
50,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	52,125
40,000	BB+	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	42,950
110,000	BB-	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	117,150

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	17

Schedule of Investments (March 31, 2007) (continued)

Face
Amount	Rating‡	Security	Value
Wireless Telecommunication Services — 3.1% (continued)
		Rural Cellular Corp.:
$165,000	CCC	Senior Notes, 9.875% due 2/1/10	$174,900
165,000	B	Senior Secured Notes, 8.250% due 3/15/12	173,250
		Sprint Capital Corp.:
900,000	BBB	Notes, 8.750% due 3/15/32	1,064,525
600,000	BBB	Senior Notes, 6.875% due 11/15/28	599,202
675,000	B	True Move Co., Ltd., 10.750% due 12/16/13 (a)	690,188
		Total Wireless Telecommunication Services	2,914,290
		TOTAL CORPORATE BONDS & NOTES (Cost — $84,351,711)	88,643,667

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,723,537	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (c)(g)(h) (Cost — $1,890,211)	0

CONVERTIBLE BOND & NOTE — 0.1%
Diversified Financial Services — 0.1%
100,000	CCC+	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $100,000)	110,750

SOVEREIGN BONDS — 1.1%
Brazil — 0.5%
		Federative Republic of Brazil:
250,000	BB	11.000% due 8/17/40	337,188
120,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	135,600
		Total Brazil	472,788
Russia — 0.6%
530,000	BBB+	Russian Federation, 5.000% due 3/31/30 (a)	601,881
		TOTAL SOVEREIGN BONDS (Cost — $1,030,703)	1,074,669

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
821,807		Home Interiors & Gifts Inc. (g)(h)*	8,218
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
6,729		Aurora Foods Inc. (g)(h)*	0

See Notes to Financial Statements.

18	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Shares	Security	Value
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
404	Outsourcing Solutions Inc. (g)(h)*	$1,718
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares (g)(h)*	0
	TOTAL COMMON STOCKS (Cost — $546,334)	9,936

CONVERTIBLE PREFERRED STOCKS — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
535	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $134,418)	141,106
PREFERRED STOCKS — 1.5%
CONSUMER DISCRETIONARY — 1.0%
Automobiles — 0.7%
36,500	Ford Motor Co., 7.400%	652,620
900	Ford Motor Co., Series F, 7.550%	16,227
	Total Automobiles	668,847
Media — 0.3%
28	ION Media Networks Inc., 0.000% (b)*	218,400
	TOTAL CONSUMER DISCRETIONARY	887,247
FINANCIALS — 0.5%
Diversified Financial Services — 0.5%
500	Preferred Plus, Series FRD-1, 7.400%	8,950
25,000	Saturns, Series F 2003-5, 8.125%	488,750
	TOTAL FINANCIALS	497,700
	TOTAL PREFERRED STOCKS (Cost — $1,314,603)	1,384,947

Face
Amount
LOAN PARTICIPATION — 1.1%
Telecommunications — 1.1%
$1,000,000	UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (i)(j)(k) (Cost — $1,000,000)	1,004,376

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	19

Schedule of Investments (March 31, 2007) (continued)

Warrants	Security	Value
WARRANTS — 0.0%
325	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(g)(h)*	$0
265	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(g)(h)*	0
335	Merrill Corp., Class B Shares, Expires 5/1/09 (a)(g)(h)*	0
	TOTAL WARRANTS (Cost — $60,715)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $90,428,695)	92,369,451

Face
Amount
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$1,414,000	Nomura Securities International Inc. repurchase agreement dated 3/30/07, 5.300% due 4/2/07; Proceeds at maturity — $1,414,625; (Fully collateralized by U.S. Government Agency Obligations, 6.875% due 9/15/10; Market value — $1,443,104) (Cost — $1,414,000)	1,414,000
	TOTAL INVESTMENTS — 100.0% (Cost — $91,842,695#)	$93,783,451

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	Illiquid security.
(i)	Participation interest was acquired through the financial institution indicated parenthetically.
(j)	Interest rate disclosed represents the effective rate on the loan/debt security.
(k)	The maturity date shown represents the last in range of maturity dates.
#	Aggregate cost for federal income tax purposes is $92,022,435.

See pages 21 and 22 for definitions of ratings.

See Notes to Financial Statements.

20	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	21

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

22	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (March 31, 2007)

ASSETS:
Investments, at value (Cost — $91,842,695)	$93,783,451
Cash	730
Interest receivable	1,911,396
Receivable for securities sold	382,654
Other receivables	55,167
Prepaid expenses	20,213
Total Assets	96,153,611
LIABILITIES:
Payable for securities purchased	853,925
Distributions payable	397,335
Directors’ fees payable	158,675
Investment management fee payable	56,323
Distributions payable to Auction Rate Cumulative Preferred Stockholders	23,982
Accrued expenses	135,158
Total Liabilities	1,625,398
Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000
Total Net Assets	$59,528,213

NET ASSETS:
Par value ($0.01 par value; 18,919,700 shares issued and outstanding; 250,000,000 shares authorized)	$189,197
Paid-in capital in excess of par value	108,147,740
Overdistributed net investment income	(247,818)
Accumulated net realized loss on investments	(50,501,662)
Net unrealized appreciation on investments	1,940,756
Total Net Assets	$59,528,213

Shares Outstanding	18,919,700
Net Asset Value	$3.15

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	23

Statement of Operations (For the year ended March 31, 2007)

INVESTMENT INCOME:
Interest	$7,730,698
Dividends	59,553
Total Investment Income	7,790,251
EXPENSES:
Investment management fee (Note 2)	644,105
Directors’ fees	271,937
Auction participation fees (Note 4)	89,060
Audit and tax	88,801
Shareholder reports	85,989
Legal fees	41,083
Transfer agent fees	29,160
Rating agency fees	23,941
Stock exchange listing fees	21,810
Custody fees	16,102
Auction agent fees	7,997
Insurance	2,492
Miscellaneous expenses	12,264
Total Expenses	1,334,741
Less: Fee waivers and/or expense reimbursement (Note 2)	(95,677)
Net Expenses	1,239,064
Net Investment Income	6,551,187
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	3,240,505
Change in Net Unrealized Appreciation/Depreciation From Investments	(362,372)
Net Gain on Investments	2,878,133
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(1,776,688)
Increase in Net Assets From Operations	$7,652,632

See Notes to Financial Statements.

24	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended March 31,)

	2007	2006
OPERATIONS:
Net investment income	$6,551,187	$6,564,154
Net realized gain	3,240,505	1,320,729
Change in net unrealized appreciation/depreciation	(362,372)	(1,571,549)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,776,688)	(1,317,809)
Increase in Net Assets From Operations	7,652,632	4,995,525
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,956,404)	(5,572,501)
Decrease in Net Assets From Distributions to Shareholders	(4,956,404)	(5,572,501)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	337,557	508,837
Increase in Net Assets From Fund Share Transactions	337,557	508,837
Increase in Net Assets	3,033,785	(68,139)
NET ASSETS:
Beginning of year	56,494,428	56,562,567
End of year*	$59,528,213	$56,494,428

* Includes overdistributed net investment income of:	$(247,818)	$(220,978)

See Notes to Financial Statements

Western Asset Zenix Income Fund Inc. 2007 Annual Report	25

Financial Highlights

For a share of capital stock outstanding throughout each year ended March 31:

	2007		2006	2005(1)		2004	2003
Net Asset Value, Beginning of Year	$3.00		$3.03	$3.14		$2.63	$2.95
Income (Loss) From Operations:
Net investment income	0.35		0.35	0.37		0.41	0.44
Net realized and unrealized gain (loss)	0.15		(0.01)	(0.07)		0.54	(0.27)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.09)		(0.07)	(0.04)		(0.02)	(0.04)
Total Income From Operations	0.41		0.27	0.26		0.93	0.13
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.26)		(0.30)	(0.37)		(0.39)	(0.40)
Return of capital	—		—	—		(0.03)	(0.05)
Total Distributions Paid to Common Stock Shareholders	(0.26)		(0.30)	(0.37)		(0.42)	(0.45)
Net Asset Value, End of Year	$3.15		$3.00	$3.03		$3.14	$2.63
Market Price, End of Year	$3.01		$2.88	$3.22		$3.99	$3.66
Total Return, Based on NAV(2)(3)	14.86%		9.41%	7.17	%(4)	33.59%	3.81%
Total Return, Based on Market Price(3)	14.33%		(1.16)%	(10.37	)%(4)	21.98%	18.06%
Net Assets, End of Year (000s)	$59,528		$56,494	$56,563		$57,271	$46,833
Ratios to Average Net Assets:(5)
Gross expenses	2.34	%(6)	2.01%	2.14%		2.30%	2.82%
Net expenses	2.17	(6)(7)	2.01 (7)	2.14		2.30	2.82
Net investment income	11.49		11.60	11.85		13.48	17.52
Portfolio Turnover Rate	69%		43%	29%		31%	73%
Auction Rate Cumulative Preferred Stock:(8)(9)
Total Amount Outstanding (000s)	$35,000		$35,000	$35,000		$35,000	$35,000
Asset Coverage Per Share	67,520		65,353	65,402		65,908	58,452
Involuntary Liquidating Preference Per Share	25,000		25,000	25,000		25,000	25,000
Average Market Value Per Share	25,000		25,000	25,000		25,000	25,000

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.01%.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)	Excludes accrued interest or accumulated undeclared distributions.
(9)	On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

See Notes to Financial Statments.

26	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Zenix Income Fund Inc. (formerly known as Zenix Income Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	27

Notes to Financial Statements (continued)

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

28	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the ARCPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$155,065	$(155,065)

(a)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of consent fees.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The

Western Asset Zenix Income Fund Inc. 2007 Annual Report	29

Notes to Financial Statements (continued)

Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

During the year ended March 31, 2007, the Fund was reimbursed for expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$62,492,077
Sales	63,441,781

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,759,889
Gross unrealized depreciation	(2,998,873)
Net unrealized appreciation	$1,761,016

At March 31, 2007, the Fund held loan participations with a total cost of $1,000,000 and a total market value of $1,004,376.

4.  Auction Rate Cumulative Preferred Stock

As of March 31, 2007, the Fund had 1,400 outstanding shares of ARCPS. The ARCPS dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 4.600% to 5.260% for the year ended March 31, 2007.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup Inc., currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the

30	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2007, CGM earned $89,060 as the lead participating broker/dealer.

5.  Distributions Subsequent to March 31, 2007

On February 21, 2007, the Board of Directors (“Board”) of the Fund declared two distributions in the amount of $0.0210 per share payable on April 27, 2007 and May 25, 2007 to shareholders of record on April 20, 2007 and May 18, 2007, respectively.

6.  Common Stock

Common stock transactions were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	113,389	$337,557	166,034	$508,837

7.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2007	2006
Distributions paid from: Ordinary income	$6,733,092	$6,890,310

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(50,321,922)
Other book/tax temporary differences(a)	(247,818)
Unrealized appreciation/(depreciation)(b)	1,761,016
Total accumulated earnings/(losses) — net	$(48,808,724)

*  During the taxable year ended March 31, 2007, the Fund utilized $3,121,204 of its capital loss carryover available from prior years. As of March 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2008	$(2,505,382)
3/31/2009	(12,670,390)
3/31/2010	(26,209,579)
3/31/2011	(7,861,753)
3/31/2012	(1,074,818)
$(50,321,922)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the treatment of consent fees.

Western Asset Zenix Income Fund Inc. 2007 Annual Report	31

Notes to Financial Statements (continued)

8.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.  The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted

32	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for

Western Asset Zenix Income Fund Inc. 2007 Annual Report	33

Notes to Financial Statements (continued)

fiscal periods beginning after December 15, 2006, which for this Fund will be April 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

34	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Western Asset Zenix Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Zenix Income Fund Inc. (formerly Zenix Income Fund Inc.) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our reponsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Zenix Income Fund Inc. as of March 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2007

Western Asset Zenix Income Fund Inc. 2007 Annual Report	35

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2006
4/26/05	4/29/05	$3.110	$2.99	$0.0270	$2.955
5/24/05	5/27/05	3.110	2.93	0.0270	2.955
6/21/05	6/24/05	3.240	3.03	0.0270	3.078
7/26/05	7/29/05	3.420	3.09	0.0270	3.249
8/23/05	8/26/05	3.370	3.10	0.0270	3.202
9/27/05	9/30/05	3.140	3.03	0.0237	2.983
10/25/05	10/28/05	2.760	2.97	0.0237	2.891
11/21/05	11/25/05	2.750	2.95	0.0237	2.798
12/27/05	12/30/05	2.590	2.97	0.0230	2.715
1/24/06	1/27/06	2.790	3.00	0.0230	2.864
2/21/06	2/24/06	2.880	3.00	0.0230	2.920
3/28/06	4/03/06	2.870	3.01	0.0220	2.913

Fiscal Year 2007
4/25/06	4/28/06	2.810	3.000	0.0220	2.854
5/23/06	5/26/06	2.740	2.970	0.0220	2.764
6/27/06	6/30/06	2.670	2.870	0.0220	2.737
7/21/06	7/28/06	2.700	2.900	0.0220	2.773
8/18/06	8/25/06	2.900	2.930	0.0220	2.871
9/22/06	9/29/06	2.910	2.960	0.0220	2.901
10/20/06	10/27/06	2.940	2.990	0.0220	2.930
11/17/06	11/24/06	3.040	3.050	0.0220	2.989
12/22/06	12/29/06	3.000	3.080	0.0220	3.018
1/19/07	1/26/07	3.060	3.130	0.0220	3.070
2/16/07	2/23/07	3.090	3.180	0.0220	3.116
3/23/07	3/30/07	3.040	3.150	0.0210	3.057

*As of record date.

36	Western Asset Zenix Income Fund Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Western Asset Zenix Income Fund Inc. (formerly known as Zenix Income Fund Inc.) (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund as of March 31, 2007 is set forth below.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 2007	President, Colman Consulting Co.	23	None

Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	50	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1946	Director	Since 2007	Retired: Formerly, Associate General Counsel, Pfizer Inc. (pharmaceuticals)	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	23	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1995	President of W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP p.l.c	23	Director, Associated Bank and Associated Banc-Corp.

Western Asset Zenix Income Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser, Inc. (2002 to 2005)	138	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain Mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

38	Western Asset Zenix Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:
Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Zenix Income Fund Inc.	39

Annual Chief Executive Officer and Chief Financial
Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

40	Western Asset Zenix Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”) as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. AST will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Zenix Income Fund Inc.	41

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

42	Western Asset Zenix Income Fund Inc.

Western Asset
Zenix Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners
Dwight B. Crane	Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson	Western Asset Management
Company Limited
OFFICERS
R. Jay Gerken, CFA	CUSTODIAN
President and	State Street Bank and Trust
Chief Executive Officer	Company

Kaprel Ozsolak	TRANSFER AGENT
Chief Financial Officer and	American Stock Transfer &
Treasurer	Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer

Steven Frank
Controller	INDEPENDENT
REGISTERED PUBLIC
Robert I. Frenkel	ACCOUNTING FIRM
Secretary and	KPMG LLP
Chief Legal Officer	345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of the Western Asset Zenix Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any securities mentioned in this report.

Western Asset Zenix Income Fund Inc. WESTERN ASSET ZENIX INCOME FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

www.leggmason.com/Investor Services ©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

WAS04034 5/07 SR07-329

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2006 and March 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,500 in 2006 and $37,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2006 and $48,000 in 2007. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s statement of additional information dated April 12, 2000 and the Fund’s articles supplementary establishing and fixing the rights of shares of preferred stock.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Zenix Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2006 and $3,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Zenix Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Zenix Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Zenix Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Zenix Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Zenix Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Zenix Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the

Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in

(d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates)

manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

((a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	121 registered investment companies with $108.17 billion in total assets under management	131 Other pooled investment vehicles with $188.83 billion in assets under management	971 Other accounts with $281.14 billion in total assets under management

Stephen A. Walsh‡	121 registered investment companies with $108.17 billion in total assets under management	131 Other pooled investment vehicles with $188.83 billion in assets under management	971 Other accounts with $281.14 billion in total assets under management

Michael C. Buchanan‡	15 registered investment companies with $8.26 billion in total assets under management	6 Other pooled investment vehicles with $3.76 billion in assets under management	12 Other accounts with $1.15 billion in total assets under management

Keith J. Gardner‡	7 registered investment Companies with $1.33 Billion in total assets under management	7 Other pooled investment vehicles with $1.56 billion in assets under management	1 Other account with $14.3 million in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $212.7 Million in total assets under management	22 Other pooled investment vehicle with $4.00 billion in total assets under	64 Other accounts with $25.29 billion in total assets under management management

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

((a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Keith J. Gardner	None
Detlev Schlichter	None

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)  (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)  (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 8, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 8, 2007